EXHIBIT 10.4.2


                       FIRST AMENDMENT TO OPTION AGREEMENT

     THIS FIRST AMENDMENT TO OPTION AGREEMENT (the "Amendment") is entered into
                                                    ---------
as of this 1st day of February, 2001 by and among E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation (the "Company"), GIBRALTER PUBLISHING, INC.,
                                         -------
a North Carolina corporation ("Gibralter"), and PALADYNE CORP., a Delaware
                               ---------
corporation ("Paladyne").
              --------

                                   WITNESSETH

     WHEREAS, the Company and Paladyne are parties to that certain Agreement and Plan of Merger dated as of the 21st day of December, 2000, (the "Merger
                                                                 ------
Agreement"), pursuant to which E-Com Acquisition Corp., a North Carolina
---------
corporation, a wholly owned subsidiary of Paladyne, will be merged with and into the Company (the "Merger"), with the Company continuing as the sole surviving
                  ------
corporation of the Merger;

     WHEREAS, the Company and Gibralter previously executed that certain Option Agreement dated as of April 13, 2000, as amended by that certain First Amendment to Option Agreement dated as of the 1st day of February, 2001 (the "First Amendment to Option Agreement") (the "Option Agreement"); and

     WHEREAS, the parties hereto desire that certain portions of the Option Agreement should be amended in accordance with the terms and provisions of this Amendment;

     NOW THEREFORE, in consideration of the Option Assets (as defined in the Option Agreement) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree that the Option Agreement shall be amended as follows (capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Option Agreement):

     SECTION 1.  REPRESENTATIONS AND WARRANTIES OF GIBRALTER. Subject to the
                 -------------------------------------------
Company and Paladyne effecting a close of the Merger, Gibralter hereby represents and warrants to Paladyne as of the date of the Option Agreement and as of the Closing that:

     (a)  Due Incorporation; Authority. Gibralter is a corporation duly
          ----------------------------
organized, validly existing and in good standing under the laws of the State of North Carolina. Gibralter has all requisite power and authority to conduct its business as currently conducted, and to execute, deliver and perform this Amendment and the Option Agreement and all of the other agreements documents and instruments to be executed by Gibralter in connection with and pursuant to the Option Agreement (collectively, the "Gibralter Related Agreements"). Gibralter's execution, delivery, and performance of the Option Agreement and Gibralter Related Agreements have been duly and validly authorized by all necessary corporate or other action on the part of Gibralter. The Gibralter Related Agreements have been or will be duly executed and delivered by Gibralter and each constitutes or when executed will constitute the legal, valid and binding obligation of Gibralter, enforceable in accordance with its terms against Gibralter, subject to the laws of general application from time to time in effect affecting creditors' rights and to the exercise of judicial discretion in accordance with general equitable principles.

     (b)  No Restrictions Against Performance. Neither the execution, delivery,
          -----------------------------------
nor performance of the Option Agreement or the Gibralter Related Agreements, nor the consummation of the transactions contemplated hereby or thereby will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien (as defined in Section 1(e)) under, (i) Gibralter's articles of incorporation or by-laws; (ii) any federal, state or local law, statute, ordinance, regulation or rule which is or may be applicable to Gibralter or any of the Option Assets; (iii) any contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction relating to or which affects the Option Assets to which Gibralter is a party or by which Gibralter or any of the Option Assets is or may be bound; or
(iv) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization, relating to or which affects the Option Assets or the consummation of the transactions contemplated hereby, of any federal, state or local court, arbitration tribunal or governmental agency (collectively, a "Governmental Authority") by which Gibralter or any of the Option Assets is or may be bound. The execution and delivery of the Option Agreement and the Gibralter Related Agreements, and the performance by Gibralter of the transactions contemplated herein and therein will not constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other law for the protection of debtors or creditors.

     (c)  Third-Party and Governmental Consents. No approval, consent, waiver,
          -------------------------------------
order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any Governmental Authority or other third party is required on the part of Gibralter in connection with the execution of the Option Agreement or the Gibralter Related Agreements, or the consummation of the transactions contemplated hereby or thereby.

     (d)  Assigned Contracts. The Assigned Contracts are valid and in full force
          ------------------
and effect and constitute the legal, valid and binding obligations of Gibralter and of the other parties thereto, and are enforceable against Gibralter and the other parties thereto in accordance with their respective terms, and there are no existing violations or defaults by Gibralter or by any other party thereto and no event, act or omission has occurred which (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a violation or default thereunder. No other party to any such Assigned Contract has asserted in writing, the right, and no basis exists for the assertion of any enforceable right, to renegotiate, cancel or terminate prior to the full term thereof, any of the terms or conditions of any such Assigned Contract, nor does Gibralter have any knowledge that any party to any such Assigned Contract intends to not renew any such Assigned Contract upon termination of its current term. All of Gibralter's rights to and under the Assigned Contracts are fully and freely assignable by Gibralter to the Company (excepting, however, those Assigned Contracts set forth on SCHEDULE 1(D) attached hereto), and no consent of any party to the Assigned Contracts is required for the execution, delivery or performance of the Option Agreement or the consummation of the transactions contemplated hereby. Gibralter has heretofore delivered to the Company true, correct and complete copies of all of the Assigned Contracts. Gibralter shall


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


use its best efforts to secure any and all consents necessary to make the Assigned Contracts referenced on SCHEDULE 1(D) attached hereto fully and freely assignable within a reasonable time after the date of this Amendment.

     (e)  Title. Gibralter has, and upon exercise by the Company of the Call or
          -----
by Gibralter of the Put Gibralter will convey, sell, transfer, assign and deliver to the Company, good, valid, marketable, legal and beneficial title to all of the Option Assets (or, in the case of Option Assets that constitute leased assets, a valid leasehold interest) free and clear of all liens, liabilities, claims, security interests, mortgages, pledges, agreements, obligations, restrictions, or other encumbrances of any nature whatsoever, whether absolute, legal, equitable, accrued, contingent or otherwise, including, without limitation, any rights of first refusal as to any of the Option Assets (collectively, "Liens"). There are no outstanding options, warrants, commitments, agreements or any other rights of any character, entitling any person or entity other than the Company to acquire any interest in all, or any part of, the Option Assets.

     (f)  Intellectual Property. All of the Intellectual Property included in
          ---------------------
the Option Assets is owned by Gibralter free and clear of all Liens, and is not subject to any license, royalty or other agreement. None of the Intellectual Property has been or is the subject of any pending or threatened litigation or claim of infringement. The Option Assets do not infringe any trademark, service mark, trade name, copyright or proprietary rights of another, and Gibralter has not received any notice contesting Gibralter's right to use any Intellectual Property. Gibralter has not granted any license or agreed to pay or receive any royalty in respect of any Intellectual Property.

     (g)  Solvency and Payment of Liabilities. Gibralter is not either as a
          -----------------------------------
result of the transactions contemplated by the Option Agreement or otherwise, insolvent, as such term is defined in the Title 11 of the Bankruptcy Code of the United States or any similar state statute. The sum of Gibralter's debts is not greater than all of its property on the date hereof either as a result of the transactions contemplated herein or otherwise, and Gibralter is, and will be after the Closing, able to pay its debts as they mature.

     (h)  Litigation. There are no claims, actions, suits, summonses, notices of
          ----------
violation, proceedings or investigations, or judicial or administrative actions, suits or proceedings pending or threatened against or relating to the Option Assets, the Option Agreement or the transactions contemplated hereby or thereby, before any Governmental Authority, and Gibralter has no knowledge of any facts or circumstances which may give rise to any of the foregoing and has no reason to believe there is a valid basis for any such claim, action, suit, summons, notice of violation, proceeding or investigation. The Option Assets are not the subject of any order, judgment, decree, injunction or stipulation of any Governmental Authority.

     (i)  Compliance with Laws; Permits. Gibralter is not in violation, in any
          -----------------------------
material respect, of any order, judgment, injunction, citation, decree, consent decree or writ (collectively, the "Orders"), or any law, statute, code, ordinance, rule, regulation or other requirement (including, but not limited to, those relating to environmental, safety and labor matters) of any Governmental Authority affecting the Option Assets. Gibralter has obtained all permits, licenses, franchises, orders, certificates and approvals of any Governmental Authority relating to the Option Assets (collectively, the "Permits") where the failure to obtain such Permits would have a material adverse effect on the Option Assets. SCHEDULE 1(i) hereto sets forth a true, correct and complete list
               ------------
of the Permits. The Permits constitute all such permits, licenses, franchises, orders, certificates and approvals which are required for the lawful operation of the Option Assets. Except as set forth on SCHEDULE 1(i), all such Permits are
                                             -------------
freely assignable by Gibralter to the Company at the Closing and will continue as valid Permits to allow the continuation of the use, possession and operation of the Option Assets by the Company as they are presently operated, without interruption, following the Closing.

     (j)  Taxes. All Tax Returns required to be filed by Gibralter on or before
          -----
the Closing in connection with the Option Assets have been filed with the appropriate Governmental Authority in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns properly reflect the liabilities of Gibralter for Taxes relating to the Option Assets for the periods, property or events covered thereby. All Taxes relating to the Option Assets, including those without limitation which are called for by the Tax Returns, or heretofore or hereafter claimed to be due by any taxing authority from Gibralter, have been properly accrued or paid. All Tax Returns, statements, reports and forms to be filed by Gibralter or on behalf of Gibralter with any taxing authority after the Closing, relating to Taxes in connection with the Option Assets which accrue on or before the Closing, shall be filed by Gibralter when due in accordance with all applicable laws.

     (k)  Condition and Sufficiency of Assets. The tangible assets, properties
          -----------------------------------
and equipment constituting part of the Option Assets (whether owned, leased or licensed) have been maintained in accordance with industry standards and are in good condition and repair (subject to normal wear and tear). The Option Assets include all rights and property necessary to the use, ownership and operation of the Option Assets by the Company in the manner it is presently conducted and no property excluded from the Option Assets constitutes property or rights material to the Business.

     (l)  Merger Agreement Representations. Each of the representations and
          --------------------------------
warranties made by the Company in the Merger Agreement is true and correct in all material respects.

     (m)  No Misstatements or Omissions. No representation or warranty made in
          -----------------------------
the Option Agreement or in any schedule hereto by Gibralter, or in the Merger Agreement or in any schedule thereto by the Company, is false or misleading as to any material fact, or omits to state a material fact required to make any of the statements made herein or therein not misleading in any material respect. All of the schedules hereto applicable to Gibralter, and all of the schedules to the Merger Agreement applicable to the Company that relate to the Option Assets will constitute representations and warranties by Gibralter herein. All representations, covenants and warranties made by or on behalf of Gibralter in the Option Agreement, or by or on behalf of the Company in the Merger Agreement, will be deemed to have been relied upon by Paladyne (notwithstanding any investigation by Paladyne).

     SECTION 2.  ADDITIONAL OPTION ASSETS. The parties hereto agree that the
                 ------------------------
Option Assets referenced in the original Option Agreement dated April 13, 2000


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


are hereby supplemented to include all of the Option Assets specified on EXHIBIT A attached hereto and incorporated herein by reference.
---------

     SECTION 3.  TRANSFER OF ASSETS. Upon either party's exercise of either the
                 ------------------
Call or the Put, Gibralter shall transfer legal title to and physical possession of the Option Assets to the Company.

     SECTION 4.  INDEMNIFICATION BY GIBRALTER.
                 ----------------------------

     (a) All of the representations, warranties, covenants, agreements and certifications made herein or pursuant hereto by Gibralter shall survive the execution and delivery of the Option Agreement and the Closing for a period of twenty-four (24) months following the Closing; provided, however, that the
                                               --------  -------
representations and warranties in (A) Section 1(a) with respect to due authority; (b) Section 1(e) with respect to title to the Option Assets; and (C)
Section 1(j) with respect to Taxes shall survive the execution and delivery of the Option Agreement and the Closing for the applicable statutes of limitations; and

     (b) Paladyne shall be indemnified, defended, and held harmless by Gibralter, from and against all losses suffered or incurred by Paladyne arising out of any breach of the representations, warranties, covenants, agreements and certifications made by Gibralter contained in the Option Agreement and this Amendment or in the schedules attached hereto or thereto; provided, however,
                                                          --------  -------
that in no event shall Paladyne bring an action at law or equity against or otherwise seek to hold liable the shareholders of the Company for any such breach by Gibralter of the terms and conditions of this Amendment and/or the Option Agreement.

     SECTION 5.  ADDITIONAL DEBT FINANCING. Any additional debt financing
                 -------------------------
incurred by either Paladyne or the Company after the date of Promissory Note B shall be subject to the prior written approval of Gibralter (which approval shall not be unreasonably withheld) until all obligations of the Company under Promissory Note B are satisfied in full.

     SECTION 6.  MISCELLANEOUS. Except as provided above, the Option Agreement
                 -------------
remains unchanged and in full force and effect. This Amendment may be exercised in one or more counterparts. Neither this Amendment nor the Option Agreement may be assigned or modified by Gibralter or the Company without the prior written consent of Paladyne. The Company may not waive fulfillment by Gibralter of any condition, covenant, compliance, representation or warranty made by Gibralter without the prior written consent of Paladyne.

            (The remainder of this page is intentionally left blank.)


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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made and entered into by their duly authorized officers as of the day and year first above written.

                                        COMPANY:

                                        E-COMMERCE SUPPORT CENTERS, INC.,
                                        a North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Terrence J. Leifheit, President

/s/ Clifford A. Clark
-------------------------------
Clifford A. Clark,  Secretary

[CORPORATE SEAL]

                                        GIBRALTER:

                                        GIBRALTER PUBLISHING, INc., a
                                        North Carolina corporation

ATTEST:                                 By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                           Terrence J. Leifheit, President

/s/ Edward A. Bohn
-------------------------------
Edward A. Bohn, Secretary

[CORPORATE SEAL]

                                        PALADYNE CORP., a Delaware
                                        Corporation

ATTEST:                                 By: /s/ John D. Foster
                                           ------------------------------------
                                           John D. Foster, Chairman

/s/ Joseph Landis
-------------------------------
Joseph Landis, Secretary

[CORPORATE SEAL]

LIST OF EXHIBITS AND SCHEDULES

Schedule 1(d)       Non-Assignable Assigned Contracts
Schedule 1(i)       Permits


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


                                   EXHIBIT A:
                                   ----------
                                  OPTION ASSETS




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


                                  SCHEDULE 1(D)
                                  -------------




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                                  SCHEDULE 1(I)
                                  -------------
                                     [NONE]




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